               SECURITIES LOAN AGREEMENT, dated June 13,
               1995, between MERRILL LYNCH, PIERCE, FENNER &
               SMITH INCORPORATED ("Borrower") and TELEPHONE AND
               DATA SYSTEMS, INC. ("Lender").


          WHEREAS, Lender and Harris Trust and Savings Bank ("Harris") are parties to a Custody Agreement dated as of June 8, 1995 (the "Custody Agreement") pursuant to which Harris is acting as custodian (in such capacity, the "Custodian");

          WHEREAS, pursuant to the Securities Lending Customer Agreement, dated as of June 8, 1995 (the "Customer Agreement"), between Lender, Custodian and Harris, Harris may lend securities held in the custody account established pursuant to the Custody Agreement to borrowers pursuant to borrower loan agreements in the form attached to the Customer Agreement;


          WHEREAS, Borrower and Harris are parties to a Borrowing Agreement, dated as of May 24, 1995 (the "Borrowing Agreement"), pursuant to which the Borrower may borrow securities from Harris, including, without limitation, the Common Shares, par value $1.00 per share, of United States Cellular Corporation, a Delaware corporation ("USM") (including any other shares of capital stock of USM, into which such Common Shares shall be reclassified or changed, the "USM Common Shares"), held in the custody account (the "Custody Account") established under the Custody Agreement.


          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, Borrower and Lender hereby agree as follows:

          1.   LOANS OF SECURITIES.


          1.1. Subject to the terms and conditions of the Borrowing Agreement, Borrower may, from time to time, initiate a transaction whereby Borrower seeks to borrow USM Common Shares held in the Custody Account from Harris. So long as the total number of USM Common Shares so borrowed by Borrower from Harris under the Borrowing Agreement and not yet returned thereunder would not, after giving effect to any request (a "Request") by Borrower that Harris make a Loan, be greater than the amount permitted in accordance with Schedule A hereto and Borrower is not in default under the Borrowing Agreement or this Agreement, such Request shall be a valid request for a Loan under the Borrowing Agreement. A Loan under the Borrowing Agreement shall not occur until the Loaned Securities are delivered by Harris to Borrower in accordance with the Borrowing Agreement. It shall be a condition to the obligations of Lender to make USM Common Shares available for borrowing by Borrower from Harris under the Borrowing Agreement, that Borrower shall have delivered the Collateral to Harris as required by the Borrowing Agreement.



          The terms "Business Day", "Collateral", "Loan", and "Loaned Securities", and certain other terms are defined below.



          1.2. Notwithstanding anything to the contrary herein or in the Borrowing Agreement, the Custody Agreement or the Customer Agreement, Lender and Borrower agree that Lender will not make USM Common Shares available through the Custody Account to be loaned by Harris to Borrower and Borrower will not borrow USM Common Shares held in the Custody Account from Harris pursuant to the Borrowing Agreement or otherwise, if Lender shall have orally notified Custodian and Borrower that no USM Common Shares held in the Custody Account and that do not constitute Loaned Securities may then be loaned by Harris or borrowed by Borrower from Harris pursuant to the Borrowing Agreement. Any such notice shall be confirmed in writing (including by facsimile transmission) to Custodian and to Borrower by the end of the Business Day following the date of such notice. Lender may provide any such notice at its sole discretion, at any time or times and for any reason. Lender shall not inform Custodian or Borrower in any such notice or otherwise (x) of the reason why USM Common Shares may not then be loaned by Harris or borrowed by Borrower from Harris pursuant to the Borrowing Agreement or (y) of the subsection of
Section 1 of this Agreement pursuant to which such notice is being given.
Any such notice shall (i) apply to all or any specified portion (provided that such portion shall result in a whole number of USM Common Shares then being able to be loaned by Harris and borrowed by Borrower from Harris under the Borrowing Agreement) of the USM Common Shares that do not constitute Loaned Securities at the time of receipt of such notice by Custodian and Borrower and (ii) be in effect until the receipt by Custodian and Borrower of the notice provided for in Section 1.4 hereof.



          1.3. Notwithstanding anything to the contrary herein or in the Borrowing Agreement, the Custody Agreement or the Customer Agreement, if (i)
USM shall have notified Lender of the occurrence of any of the events specified in Section 2(k)(i) of the Registration Rights Agreement, dated as of June 13, 1995, by and between Borrower, USM and Lender (the "Registration Rights Agreement") or (ii) Lender is otherwise aware of the occurrence of any such event (which in the case of the event described in Section 2(k)(i)(c) of the Registration Rights Agreement, shall mean, for purposes of this Section 1.3(ii), that USM or Lender, on the advice of its respective counsel, reasonably concludes that it is inadvisable as a matter of federal securities law that the Prospectus (as defined in the Registration Rights Agreement) continue to be used), Lender shall in any such case (unless a notice from Lender pursuant to
Section 1.2 (relating to all of the USM Common Shares that do not constitute Loaned Securities) or this Section 1.3 is already then in effect) promptly orally notify Custodian and Borrower that no USM Common Shares that do not constitute Loaned Securities are then available through the Custody Account to be loaned by Harris or borrowed by Borrower from Harris pursuant to the Borrowing Agreement or otherwise. Lender shall confirm any such notice in writing (including by facsimile transmission) to Custodian and to Borrower by the end of the Business Day following the date of such notice. Lender shall not inform Custodian or Borrower in any such notice or otherwise (x) of the reason why USM Common Shares held in the Custody Account may not then be loaned by Harris or borrowed by Borrower from Harris pursuant to the Borrowing Agreement or (y) of the subsection of Section 1 of this Agreement pursuant to which such notice is being given. Any such notice shall (i) apply to all (but not less than all) of the USM Common Shares that do not constitute Loaned Securities and (ii) be in effect until the receipt by Custodian and Borrower of the notice provided for in Section 1.4 hereof.



          1.4. If (i) Lender shall have notified Custodian and Borrower in accordance with Section 1.2 or 1.3 that all or any specified portion of USM Common Shares are not then available through the Custody Account to be loaned by Harris or borrowed by Borrower from Harris pursuant to the Borrowing Agreement or otherwise and (ii) none of the events requiring a notice provided for in Section 1.3 hereof is then continuing, Harris may resume the lending of USM Common Shares held in the Custody Account and Borrower may resume the borrowing of such USM Common Shares from Harris pursuant to the Borrowing Agreement at any time after Lender orally notifies Custodian and Borrower of the resumption of the availability of USM Common Shares through the Custody Account for lending by Harris to Borrower and Lender shall confirm any such notice in writing (including by facsimile transmission) to Custodian and to Borrower by the end of the Business Day following the date of such notice.

          1.5. Notwithstanding anything to the contrary herein or in the Borrowing Agreement, the Custody Agreement or the Customer Agreement, any notice provided for in Section 1.2 or 1.3 hereof shall advise Harris not to deliver any USM Common Shares from the Custody Account as Loaned Securities to Borrower under the Borrowing Agreement pursuant to any Request until the receipt by Harris of a Request subsequent to Custodian receiving a notice provided for in Section 1.4 hereof.

          1.6.  Upon receipt by Borrower of a notice provided for in Section
1.2 (provided that such notice relates to all (but not less than all) of the USM Common Shares that do not constitute Loaned Securities) or 1.3 hereof, Borrower shall not (i) offer, sell or deliver in settlement of any trade any Loaned Security if such offer, sale or delivery requires, in the reasonable opinion of Borrower's counsel, delivery (including constructive delivery (a "Constructive Prospectus Delivery") pursuant to Rule 153, or any successor or similar rule or regulation under the Securities Act of 1933, as amended (the "Act")) of the Prospectus (as defined in the Registration Rights Agreement) pursuant to the Act or the rules or regulations thereunder or (ii) deliver any Loaned Security in connection with a Common Share Delivery Arrangement
(as defined in the Indenture, dated as of June 1, 1995, between USM and Harris, as trustee, relating to USM's Liquid Yield Option Notes due 2015 (the "Indenture")) pursuant to the Common Share Delivery Arrangement Agreement, dated as of June 13, 1995, between USM and Borrower (the "Common Share Delivery Arrangement Agreement"), if such delivery requires, in the reasonable opinion of Borrower's counsel, delivery of the Prospectus (as defined in the Registration Rights Agreement) pursuant to the Act or the rules or regulations thereunder, in each case until the receipt by Borrower of a notice provided for in Section 1.4 hereof.

          1.7. Lender shall notify Borrower and Custodian (i) unless Borrower is an underwriter or a proposed member of an underwriting syndicate of such offering, at least three Business Days prior to the anticipated commencement of the applicable period defined in Rule 10b-6(a) (xi) or (xii) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor or similar rule or regulation), of the impending commencement of offers or sales in connection with any public offering of USM Common Shares, or any security convertible into, or exchangeable or exercisable for, USM Common Shares, which will constitute a distribution within the meaning of such Rule 10b-6 (or such successor or similar rule or regulation) and of the nature and proposed timing of the commencement of such offering and (ii) unless Borrower is an underwriter or a member of the underwriting syndicate of such offering, promptly, of the completion of such offering. Except as required by the terms of the preceding sentence or Section 1.3 hereof and in accordance with the terms thereof, Lender shall not notify Borrower or Custodian of the (a) impending commencement, (b) commencement or (c) termination of any other distribution of USM Common Shares, or any security convertible into, or exchangeable or exercisable for, USM Common Shares.


          1.8. WITHOUT WAIVING ANY RIGHTS GIVEN TO LENDER HEREUNDER, IT IS UNDERSTOOD AND AGREED THAT THE PROVISIONS OF THE SECURITIES INVESTOR PROTECTION ACT OF 1970 MAY NOT PROTECT LENDER WITH RESPECT TO LOANED SECURITIES HEREUNDER AND THAT, THEREFORE, THE COLLATERAL DELIVERED TO HARRIS UNDER THE BORROWING AGREEMENT MAY CONSTITUTE THE ONLY SOURCE OF SATISFACTION OF BORROWER'S OBLIGATIONS IN THE EVENT BORROWER FAILS TO RETURN THE LOANED SECURITIES.



          2. FEES FOR LOANS. Borrower shall pay Harris a monthly fee in arrears for Loans, such fee to equal 20 basis points, on a per annum basis, of the average daily market value of all Loaned Securities (as calculated pursuant to Section 2 of the Borrowing Agreement) outstanding during such month, which fee shall be the sole amount of compensation payable by Borrower to Harris or Lender for borrowing USM Common Shares pursuant to the Borrowing Agreement and this Agreement. Borrower shall provide Lender and Custodian with a written confirmation of such basis of compensation and the calculation thereof. Any fee payable hereunder shall be payable by Borrower to Harris
(i) within 10 days of the end of the month for which the fee was incurred, or
(ii) immediately, in the event of a default hereunder or under the Borrowing Agreement by Borrower.

          3. TERMINATION OF THE LOAN. Unless otherwise agreed and subject to the terms of the Borrowing Agreement, Borrower may terminate a Loan of Loaned Securities under the Borrowing

Agreement in accordance with the terms of the Borrowing Agreement, and Lender may terminate a Loan made to Borrower pursuant to the Borrowing Agreement upon three Business Days' notice to Borrower; provided, however, that, notwithstanding anything to the contrary herein or in the Borrowing Agreement, Lender shall not terminate a Loan made to Borrower during the period commencing three Business Days prior to the commencement of the applicable period defined in Rule 10b-6(a) (xi) or (xii) under the Exchange Act (or any successor or similar rule or regulation) in connection with any distribution, within the meaning of such Rule 10b-6 (or such successor or similar rule or regulation), of USM Common Shares, or any security convertible into, or exchangeable or exercisable for, USM Common Shares, and ending upon the completion of such distribution, unless such distribution is an underwritten public offering of USM Common Shares, or any security convertible into, or exchangeable or exercisable for, USM Common Shares, in connection with which Borrower is acting as the sole underwriter or as the lead managing underwriter. Pursuant to the terms of the Securities Loan Termination Agreement dated June 13, 1995 among Lender, Harris and Borrower (the "Securities Loan Termination Agreement"), Lender shall exercise its right to terminate a Loan (or to exercise any remedies for Borrower's failure to deliver such Loaned Securities or cause such Loaned Securities to be credited to Harris' account in accordance with the terms of the following sentence) by instructing Harris to terminate such Loan (or to exercise such remedies) in accordance with the terms of the Borrowing Agreement.
Unless otherwise agreed and subject to the terms of the Borrowing Agreement, Borrower shall, on or before the termination date specified in Harris' notice to Borrower terminating such Loan, deliver such Loaned Securities to Harris, or cause the Loaned Securities to be credited to Harris' account at a central depository clearing system; provided, however, that, notwithstanding anything to the contrary herein or in the Borrowing Agreement, Borrower's failure to so deliver the Loaned Securities or so cause the Loaned Securities to be so credited on or before such termination date shall not constitue a default hereunder or an Event of Default under the Borrowing Agreement, nor give rise to any of the remedies permitted pursuant to Section 8, 9 or 12 of the Borrowing Agreement, if such failure is caused by the Borrower's inability to acquire such Loaned Securities, in the reasonable opinion of counsel to Borrower, in compliance with applicable law, including, without limitation, Rule 10b-6 under the Exchange Act (or any sucessor or similar rule or regulation) unless such failure shall continue for a period of more than 10 days from the termination date specified in Harris' notice to Borrower terminating such Loan. In the circumstances described in the proviso in the preceding sentence, the Loan shall not terminate on the date called for in Harris' notice, but shall terminate on such later date (not later than 10 days after the termination date specified in Harris' notice to Borrower terminating such Loan) upon which Borrower shall have delivered such Loaned Securities or caused such Loaned Securities to be credited to Harris' account as provided above.

          4. RIGHTS OF BORROWER IN RESPECT OF THE LOANED SECURITIES. Until a Loan is terminated in accordance herewith and with the Borrowing Agreement, the Securities Loan Termination Agreement and the Customer Agreement and subject to the terms of the Borrowing Agreement, Borrower shall have all the incidents of ownership of the Loaned Securities, including, without limitation, the right to transfer the Loaned Securities to any purchaser (as defined in the New York Uniform Commercial Code) free of any adverse claim (as defined in
Article 8 in the New York Uniform Commercial Code). Lender hereby waives the right to vote the Loaned Securities during the term of the Loan.

          5. REPRESENTATIONS OF THE PARTIES HERETO. The parties hereby make the following representations and warranties as of the date of each Loan of USM Common Shares under the Borrowing Agreement and the Customer Agreement:



          5.1. Each of Borrower and Lender represents and warrants that (a) it has the corporate power to execute and deliver this Agreement, the Securities Loan Termination Agreement, the Borrowing Agreement (with respect to Borrower) and the Customer Agreement (with respect to Lender), to enter into the tranactions contemplated by this Agreement, the Securities Loan Termination Agreement, the Borrowing Agreement (with respect to Borrower) and the Customer Agreement (with respect to Lender) and to perform its obligations hereunder and thereunder; (b) it has taken all necessary action to authorize such execution, delivery and performance; and (c) this Agreement, the Securities Loan Termination Agreement, the Borrowing Agreement (with respect to Borrower) and the Customer Agreement (with respect to Lender) each constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, except as the enforceability hereof and thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws now or hereafter in effect affecting creditors' rights generally, (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (iii) public policy considerations that could limit the enforceability of indemnification provisions.



          5.2. Each of Borrower and Lender represents and warrants that the execution, delivery and performance by it of this Agreement, the Securities Loan Termination Agreement, the Borrowing Agreement (with respect to Borrower) and the Customer Agreement (with respect to Lender) and each Loan under the Borrowing Agreement (with respect to Borrower) and the Customer Agreement (with respect to Lender) will at all times comply with all applicable laws and regulations applicable to it, including those of securities regulatory or self-regulatory organizations applicable to it.



          5.3. Each of Borrower and Lender represents and warrants that it has made its own determination as to the tax treatment of any dividends, remuneration or other funds received hereunder.



          5.4. Borrower represents and warrants that (a) it is a corporation duly organized and validly existing under the laws of the State of Delaware and
(b) it is borrowing or will borrow the Loaned Securities for the purpose of making delivery of such securities in the case of short sales, failure to receive securities required to be delivered, or as otherwise permitted pursuant to Regulation T of the Board of Governors of the Federal Reserve System.



          5.5. Lender represents and warrants that it is a corporation duly organized and validly existing under the laws of the State of Iowa.



          6.   COVENANTS.



          6.1. Each party hereto agrees that this Agreement and the Loans made under the Borrowing Agreement and the Customer Agreement shall be "securities contracts" for purposes of the U.S. Bankruptcy Code and any bankruptcy proceeding thereunder.



          6.2. Borrower has furnished, or promptly upon (and in any event within five Business Days after) demand by Lender shall furnish, Lender with its most recent statement required to be furnished to customers pursuant to Rule 17a-5(c) under the 1934 Act.



          6.3. At all times, Lender shall ensure that, unless a default by Borrower has occurred and is continuing under this Agreement or the Borrowing Agreement, the number of USM Common Shares held by Custodian pursuant to the Custodian Agreement, when added to the number of USM Common Shares that are the subject of outstanding Loans, is not less than the maximum number of USM Common Shares that could be the subject of outstanding Loans under the Borrowing Agreement at such time in accordance with the terms of Section 1.1 hereof and Schedule A hereto.



          6.4 Lender agrees that all USM Common Shares constituting Loaned Securities shall be freely transferable, provided that Borrower complies with all applicable laws in connection with its borrowing and disposition of such USM Common Shares.

          7.   DEFINITIONS.  For the purpose hereof:


          "Business Day" shall mean any day recognized as a settlement day by the American Stock Exchange.

          "Collateral" shall have the meaning given to such term in the Borrowing Agreement.



          "Loan" shall mean a loan by Harris to Borrower of Loaned Securities under the Borrowing Agreement and the Customer Agreement.



          "Loaned Security" shall mean any USM Common Share delivered as a Loan under the Borrowing Agreement and the Customer Agreement until the clearing organization used by Harris and Borrower credits Harris' account or the certificate for such share (or an equivalent share) is delivered or otherwise accepted back thereunder or until the share is replaced by purchase of an equivalent security, except that, if any new or different security shall be exchanged for any Loaned Security by reorganization, recapitalization or merger of the issuer of such Loaned Security, such new or different security shall, effective upon such exchange, be deemed to become a Loaned Security in substitution for the former Loaned Security for which such exchange was made.



          8. APPLICABLE LAW. This Agreement shall be governed and construed in accordance with the internal laws of the State of Illinois.



          9. WAIVER. The failure of any party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. All waivers in respect of a default under this Agreement must be in writing.



          10. REMEDIES. All remedies and limitations on damages hereunder shall survive the termination of the relevant Loan, return of Loaned Securities or Collateral and termination of this Agreement.



          11. TERMINATION. This Agreement, subject to the proviso in the penultimate sentence of Section 3 hereof, may be terminated by any party upon three Business Days' notice to the other party.



          12. NOTICES. Any request, demand, authorization, notice, waiver, consent, report or communication to a party hereunder shall, unless this Agreement specifically provides otherwise, be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission to the following facsimile numbers (or to such address or facsimile number as such party may designate by the notice):

          if to Borrower:

               Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
               100 Church Street, 18th Floor
               New York, New York 10080
               Attention: Stock Loan Department
               Facsimile No.: (212) 602-7585
               Telephone No.: (212) 602-7521

          with copies in the case of any notice, advice or instruction under
          Section 3 or 11 above to:

               Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
               World Financial Center
               North Tower
               New York, New York 10281
               Attention: Trading General Counsel
               Facsimile No.: (212) 449-4590
               Telephone No.: (212) 449-4385


          and to:

               Mayer, Brown & Platt
               190 South LaSalle Street
               Chicago, Illinois  60603
               Attention:  Michael A. Campbell
               Facsimile No.: (312) 701-7711
               Telephone No.: (312) 782-0600


          if to the Lender:

               Telephone and Data Systems, Inc.
               30 North LaSalle Street, Suite 4000
               Chicago, Illinois 60602
               Attention:  Ronald D. Webster, Treasurer
               Facsimile No.:  (312) 630-1908
               Telephone No.:  (312) 630-1900

          with a copy, except in the case of any notice, advice or instruction under Sections 1, 2 or 3, to:

               Sidley & Austin
               One First National Plaza
               Chicago, IL  60603
               Attention:  Michael G. Hron
               Facsimile No.:  (312) 853-7036
               Telephone No.:  (312) 853-7000
          if to the Custodian:


               Harris Trust and Savings Bank
               111 West Monroe Street
               Chicago, Illinois 60690
               Attention:  Jeffrey Nepote (22 West)
               Facsimile No.:  (312) 461-5886
               Telephone No.:  (312) 461-6645

          with a copy to:

               Harris Trust and Savings Bank
               111 West Monroe Street
               Chicago, Illinois 60690
               Attention:  Kathleen Deane (6 East)
               Facsimile No.:  (312) 461-2817
               Telephone No.:  (312) 461-5615

          Any request, demand, authorization, notice, waiver, consent, report or communication hereunder shall be deemed given when actually received, except that any request, demand, authorization, notice, waiver, consent, report or communication actually received on a day that is not a Business Day or after business hours on a Business Day shall be deemed given and received on the next succeeding Business Day.

          Whenever this Agreement provides for oral notification to be followed by written confirmation of such notice to any party, if such written confirmation of such notice is not received by the date required in this Agreement, such notified party shall be entitled to act as if such oral notice was never given if written confirmation of such oral notice is not received within one Business Day after such notified party gives written notice to the other party stating that (i) the written confirmation of such oral notice has not been received by such notified party as required and (ii) the notified party intends to act as if such oral notice was never given.

          13. MISCELLANEOUS. This Agreement shall not be assigned by any party without the prior written consent of the other parties, and any such assignment without such consent shall be void. Subject to the foregoing, this Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns. This Agreement shall not be modified, except by an instrument in writing signed by the party against whom enforcement is sought.

                                    *****

                            MERRILL LYNCH, PIERCE, FENNER
                            & SMITH INCORPORATED,


                               by /s/ Deborah H. Quazzo
                                 ---------------------------------
                                 Name:  Deborah H. Quazzo
                                 Title:  Director


                            TELEPHONE AND DATA SYSTEMS, INC.



                               by /s/ Ronald D. Webster
                                 ---------------------------------
                                 Name:  Ronald D. Webster
                                 Title:  Vice President and Treasurer


                 [Signature Page to TDS Securities Loan Agreement]

                                   SCHEDULE A

     The maximum number of USM Common Shares that may be the subject of outstanding Loans as of any date is 750,000 subject to appropriate adjustment for stock splits, reverse stock splits and stock dividends. Lender may, in its sole discretion, at any time and from time to time, increase (but not above 750,000 USM Common Shares) or decrease the maximum number of USM Common Shares that may be the subject of outstanding Loans as of any date, subject in each such case to appropriate adjustments for stock splits, reverse stock splits and stock dividends. Lender shall promptly notify Borrower and Custodian, in accordance with the terms of Sections 1.2, 1.3 and 1.4, of any change in the maximum number of USM Common Shares that may be the subject of outstanding Loans.